UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Lord Abbett Municipal Income Trust
Lord Abbett Municipal Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Lord Abbett Municipal Income Fund, Inc.

Minnesota Tax-Free Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

October 8, 2007

Dear Investment Professional,

We want to let you know of proposed changes that may affect your clients who own shares in the Lord Abbett Municipal Income Fund – Minnesota Tax-Free Fund (the “Minnesota Fund”).

It is our intention to reorganize the Minnesota Fund and combine its assets with the Lord Abbett National Tax-Free Fund (the “National Fund”). A proxy vote is scheduled for December 7, 2007.

Although the investment objectives and strategies for both Funds are very similar, you and your clients should note that dividend income received by shareholders of the National Fund will not be exempt from Minnesota state income taxes or local taxes, but will be exempt from federal income taxes.

For more information on the proposed reorganization of the Minnesota Fund, please see the proxy materials, which are available at www.lordabbett.com.

Please contact your regional manager or call us at 1-888-L-ABBETT (1-888-522-2388) if you have any questions.

Sincerely,

/s/ Douglas B. Sieg
Douglas B. Sieg
Partner, Global Marketing and Relationship Management Group

FOR BROKER DEALER USE ONLY. NOT TO BE USED WITH THE PUBLIC IN ORAL OR WRITTEN FORM.

Lord, Abbett & Co. LLC • 90 Hudson Street Jersey City, NJ 07302-3973 • T 888-522-2388 • www.lordabbett.com

Lord Abbett mutual fund shares are distributed by Lord Abbett Distributor LLC.

Lord Abbett Municipal Income Trust

Michigan Tax Free Trust

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

October 8, 2007

Dear Investment Professional,

We want to let you know of proposed changes that may affect your clients who own shares in the Lord Abbett Municipal Income Trust – Michigan Tax Free Trust (the “Michigan Fund”).

It is our intention to reorganize the Michigan Fund and combine its assets with the Lord Abbett National Tax Free Fund (the “National Fund”). A proxy vote is scheduled for December 7, 2007.

Although the investment objectives and strategies for both Funds are very similar, you and your clients should note that dividend income received by shareholders of the National Fund will not be exempt from Michigan state income taxes or local taxes, but will be exempt from federal income taxes.

For more information on the proposed reorganization of the Michigan Fund, please see the proxy materials, which are available at www.lordabbett.com.

Please contact your regional manager or call us at 1-888-L-ABBETT (1-888-522-2388) if you have any questions.

Sincerely,

/s/ Douglas B. Sieg

Douglas B. Sieg

Partner, Global Marketing and Relationship Management Group

FOR BROKER DEALER USE ONLY. NOT TO BE USED WITH THE PUBLIC IN ORAL OR WRITTEN FORM.

Lord, Abbett & Co. LLC • 90 Hudson Street Jersey City, NJ 07302-3973 • T 888-522-2388 • www.lordabbett.com

Lord Abbett mutual fund shares are distributed by Lord Abbett Distributor LLC.

Attention Shareholders:

Florida Tax Free Trust

Vote Your Shares Now

Attention Shareholders:

Michigan Tax Free Trust

Vote Your Shares Now

Attention Shareholders:

Minnesota Tax Free Fund

Vote Your Shares Now

Attention Shareholders:

Texas Tax Free Fund

Vote Your Shares Now

Attention Shareholders:

Washington Tax Free Fund

Vote Your Shares Now

Valued Shareholders of the Lord Abbett Florida Tax Free Trust, Michigan Tax Free Trust, Minnesota Tax Free Fund, Texas Tax Free Fund, and Washington Tax Free Fund

We are proposing changes to the Lord Abbett Florida Tax Free Trust, Michigan Tax Free Trust, Minnesota Tax Free Fund, Texas Tax Free Fund, and Washington Tax Free Fund that require shareholder approval. The proposal is described in depth in the Proxy Statement.

To vote on the Internet now, please read the following instructions:

•   Be sure to carefully read the Proxy Statement.

•   Log in to the Website using your control number, located with your Notice and Proxy materials.

•   Follow the on-screen instructions.

In addition to voting on the Internet, you also can vote (or change your vote) by phone, by mail, or in person at the shareholder meeting. Please refer to your proxy ballot for more information. You also may revoke your proxy in the manner set forth in the Proxy Statement. We must receive your vote on or before 9:00 a.m. on December 7, 2007, in order to count your vote.

Your vote is very important—so please be sure to vote your shares.

It is a privilege to manage the Funds on your behalf.
We appreciate your confidence in Lord Abbett.

Not FDIC insured. May lose value. Not guaranteed by any bank.
Copyright © 2007 by Lord Abbett Distributor LLC.  All rights reserved. Lord Abbett Privacy Policy

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Valued Shareholders of the Lord Abbett Florida Tax Free Trust, Michigan Tax Free Trust, Minnesota Tax Free Fund, Texas Tax Free Fund, and Washington Tax Free Fund

Which type of shareholder are you? Please choose either:

•	Direct Shareholder

If you receive your statements directly from Lord, Abbett & Co. LLC, go to http://www.proxyweb.com.

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•	Brokerage Account Shareholder

If you receive your statements directly from your broker, financial advisor, bank, or financial intermediary, go to http://www.proxyvote.com.

Not FDIC insured. May lose value. Not guaranteed by any bank.
Copyright © 2007 by Lord Abbett Distributor LLC.  All rights reserved. Lord Abbett Privacy Policy

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